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                                  [LETTERHEAD]

                                                                    EXHIBIT 10.5


                                 April 22, 1996


Member No. 1110



Mr. Roger K. Brooks, CEO/Chairman
American Mutual Life Insurance Company
611 Fifth Avenue
Des Moines, Iowa  50309

Dear Mr. Brooks:

We are pleased to inform you that your application for an Open Line of Credit
(OLOC) commitment has been approved in the amount of $25,000,000.00. The advance under this commitment was available for disbursement beginning March 8, 1996. A fee was charged to your demand account for $12,500.00 which represents
 .05% of the amount approved. We are returning the executed copy of the application for your files.

The individuals authorized to access the OLOC advance may do so by calling extension 1013. The variable rate OLOC advance number can be found at the bottom of the application. Please refernce this number for all OLOC activity.

Please contact the advances area if you have any questions concerning this program. Thank you for your continuing support of the Bank.

                              Sincerely,


                              /s/ Jerry R. Ferguson

                              Jerry R. Ferguson
                              First Vice President

JRF/ems
Enclosure


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               OPEN LINE OF CREDIT APPLICATION AND TERMS AGREEMENT

APPLICATION

American Mutual Life Insurance Company ("Member") hereby applies to the Federal Home Loan Bank of Des Moines ("Bank") for an Open Line of Credit commitment beginning on the date of approval and ending one year from the date of approval, ("Ending Date") in the amount of $25,000,000.

TERMS

1. Member, through its authorized representative may request funds by telephone advice up to the approved Open Line of Credit limit. Funds will be available upon advice.

2. Member may choose either an adjustable interest rate advance or a fixed-rate, fixed-term, non-prepayable advance as follows:

     a) For an adjustable interest rate advance, the interest rate will be set and charged daily on the outstanding advance amount. The interest amount will be deducted daily by the Bank from the member's demand account.

     b) For a fixed-rate, fixed-term, non-prepayable advance, the interest rate will be set at issuance. The interest amount will be charged to the member's demand account at maturity.

3. Each adjustable interest rate advance funded under the Open Line of Credit will be available after the approval date and will mature on the Ending Date. Each fixed-rate, fixed-term, non-prepayable advance will be available after approval and will mature at the maturity date of the advance.

4. Member represents and warrants that the Open Line of Credit amount requested does not exceed 15% of assets.

5. The Bank shall have no obligation to make any advance under the Open Line of Credit unless the Bank is satisfied as to Member's continued creditworthiness and compliance with the terms of the Agreement for Advances, Pledge and Security Agreement ("AAPSA"). If adverse facts develop which make the member ineligible for Bank advances, the member must provide the Bank with immediate written notification of its ineligibility and the Bank may cancel this commitment.

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6.   The fee for this Open Line of Credit commitment equals .05% times the amount of the commitment. This fee will be charged to the member's demand account on the date this application is approved by the Bank.

7. This Application and Terms Agreement, if approved by the Bank, will constitute the Agreement between Member and Bank as to the Open Line of Credit and will be wholly incorporated into and become a part of the AAPSA.


By signing this agreement, member hereby accepts the terms hereof.




American Mutual Life
Insurance Company                       Date:  February 28, 1996
- --------------------------------------         ---------------------------------
Member


By:  /s/ Michael G. Frazier             By:  /s/ Joseph K. Haggerty
     ---------------------------------       -----------------------------------


Michael G. Frazier                           Joseph K. Haggerty
- --------------------------------------  ----------------------------------------
Typed Name of Signer                    Typed Name of Signer


Senior Vice President and               Senior Vice President and
- --------------------------------------  ----------------------------------------
Title Controller/Treasurer              Title General Councsel


- --------------------------------------------------------------------------------
FOR FHLB USE

Date Approved:        3-8-96           FEDERAL HOME LOAN BANK OF DES MOINES
                   --------------
Expiration Date:      3-7-96           By:         /s/ Jerry R. Ferguson
                   --------------           ------------------------------------
Amount Approved:      $25,000,000      By:        /s/ David J. Waldron
                   --------------           ------------------------------------
Commitment Number:    11109703
                   --------------
Commitment Fee:       $12,500
                   --------------


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American Mutual Life
Insurance Company                       Date:  March 8, 1996                  --
- ------------------------------------           ---------------------------------
Member


By:  /s/ Michael G. Frazier             By:  /s/ Thomas C. Godlasky
     ---------------------------------       -----------------------------------


Michael G. Frazier                           Thomas C. Godlasky
- --------------------------------------  ----------------------------------------
Typed Name of Signer                    Typed Name of Signer

Senior Vice President and               Executive Vice President and
Controller/Treasurer                    Chief Investment Officer
- --------------------------------------  ----------------------------------------
Title                                   Title


- --------------------------------------------------------------------------------
FOR FHLB USE

Date Approved:                          FEDERAL HOME LOAN BANK OF DES MOINES
                   --------------
Expiration Date:                        By:         /s/ SIGNATURE
                   --------------           ------------------------------------
Amount Approved:                        By:        /s/ David J. Waldron
                   --------------           ------------------------------------
Commitment Number:
                   --------------
Commitment Fee:
                   --------------